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                               LOOMIS SAYLES FUNDS

                      Supplement dated June 14, 2002 to the
                  Loomis Sayles Managed Bond Fund (the "Fund")
                        Prospectus Dated February 1, 2002

Effective May 7, 2002, the following supplements the disclosure under the heading "Principal Investment Strategies":

The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

In addition, the following paragraph is added under the heading "More Information about the Fund's Investments and Risk Considerations":

Obligations of Supranational Entities

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies, as described under "Foreign Securities."